                                                                   Exhibit 10.35

        Portions of this exhibit have been deleted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment. The redacted portions are identified by brackets with the character "x" indicating deleted information.

                                                                   EXHIBIT 10.35

                                                PROGRAM:  "Che Je Yu Ranger"
                                                          a/k/a "Galaxy Rangers"
                                                   DATE:   August 21, 1992

                             DISTRIBUTION AGREEMENT
                             ----------------------

     THIS AGREEMENT ("Agreement") is made as of the above date between SABAN INTERNATIONAL SERVICES, INC. ("SISI") at 4000 W. Alameda Avenue, Burbank, CA 91505 and SABAN INTERNATIONAL N.V. ("SINV") at 6 Abraham de Veerstraat, Curacao, Netherlands Antilles (SISI and SINV shall collectively be referred to herein as "Licensee"), on the one hand, and TOEI COMPANY LTD. ("Licensor") at 2-17, 3 chrome Ginza, Chuo-ku, Tokyo 104, Japan, on the other hand.

     1. PROGRAM.  A minimum of forty-fine (49) and a maximum of fifty-two (52)
        -------
half-hour episodes of the live action children's television series entitled "Che Je Yu Ranger" a/k/a "Galaxy Rangers".

     2. TERM.  The term of this Agreement shall commence upon the above date and
        ----
shall continue for a period of ten (10) years from the date that all Delivery requirements have been satisfied ("Initial Term"). Licensee shall have the option, exercisable by written notice to Licensor prior to the expiration of the Initial Term, to extend the Initial Term for an additional fifteen (15) years principally under the same terms and conditions contained herein (the Initial Term plus extensions thereof, if any, shall hereinafter be referred to as the "Term"). Upon expiration of the Term, Licensor shall honor and be bound by all third party agreements entered into by Licensee during the Term which extend beyond the Term and Licensee shall be entitled to retain its share of compensation with respect thereto, provided, however, that Licensee shall not enter into any third party agreements which extend more than one (1) year beyond the Term.

     3. TERRITORY.  The "Territory" shall include:
        ---------

        (a) SISI TERRITORY: The United States of America, its territories, commonwealths and possessions, U.S. Military Installations located outside of the U.S. and the U.S. Armed Forces Radio and Television Network.

        (b) SINV TERRITORY: The Universe excluding the SISI Territory, Brazil, Japan, Singapore, Thailand, Hong Kong, Malaysia, China, Korea, Taiwan, Indonesia, Laos, Vietnam and Cambodia.

     4. DELIVERY DATE.  The episodes shall be delivered by Licensor to Licensee
        -------------
on the following schedule:

        (a)  First 26 episodes prior to September 30, 1992;
        (b)  Next 8 episodes prior to October 31, 1992;
        (c)  Next 5 episodes prior to November 30, 1992;
        (d)  Next 4 episodes prior to December 31, 1992;
        (e)  Next 5 episodes prior to January 31, 1993;

        (f)  Next 4 episodes prior to February 28, 1993.

     5. LICENSE FEE.  [XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX] per episode payable
        -----------
as follows:

        (a) [XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX] executed by Licensor;

        (b) The [XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX] upon Delivery of each such episode in accordance with the delivery schedule in Paragraph 4 above as follows:


            (i)    First 26 episodes:   [XXXXXX]
            (ii)   Next 8 episodes:     [XXXXXX]
            (iii)  Next 5 episodes:     [XXXXXX]
            (iv)   Next 4 episodes:     [XXXXXX]
            (v)    Next 5 episodes:     [XXXXXX]
            (vi)   Next 4 episodes:     [XXXXXX]

     6. MERCHANDISING PARTICIPATION.  Provided that Licensor is not in material
        ---------------------------
default hereunder, Licensor shall receive an amount equal to [XXXXXXXXXXXXXXXXXX XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX]  Notwithstanding
anything to the contrary contained in this Agreement, this Agreement, including without limitation the rights and obligations of the parties herein, [XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX]

     7. LICENSED RIGHTS.  Licensor hereby grants to SISI in the SISI Territory
        ---------------
and SINV in the SINV Territory the sole and exclusive rights ("Licensed Rights"), under copyright or otherwise, during the Term, to: (a) adapt the Program to be suitable for exploitation in the Territory, including, without limitation, shooting new footage, adapting story lines and dialogue to accommodate Licensee's international version, and incorporating existing footage of the Program or other programs, all at Licensee's cost and responsibility and at Licensee's discretion, and of a quality which is at least equal to that of the original Program; (b) distribute, exhibit, lease, license, market, sell, publicize, advertise, promote, perform and exploit the Program, and all dubbed and other versions thereof and all elements, parts, characters, characterizations or character names therein, either apart from or in conjunction with the work, by way of All Media now known or hereafter devised, including, without limitation, by way of Television Use, Theatrical Use, Non-Theatrical Use, Video Cassette/Disc Distribution and Ancillary Distribution Use, including, without limitation, by way of soundtrack albums and phonorecords, music publishing, literary publishing, so-called "merchandising rights", amusement and theme parks, and musical groups; (c) cut, edit, alter, add to, subtract from, translate, dub in any languages and use outtakes of the Program (specifically including, without limitation, the right to substitute all or part of the music, effects and title). It is acknowledged that the music shall be replaced for creative reasons and that consideration for the creators of the original music is included in the License Fee; (d) include on the prints of the Program and trailers thereof and in all advertising and publicity related thereto: (i) Licensee's name, trademark, logo, presentation announcement and copyright notice; (ii) the designation of Licensee or any of its licensees as the distributor of the Program; and (iii) any additional credits in connection with any adaptation of the Program; and (e) use and license others to use Licensor's name and the name, voice, likeness and biographical material concerning all persons and characters appearing in or connected with the Program for advertising, publicity and trade purposes of Licensee and its licensees and any sponsors of the Program.

     8. DELIVERY.  "Delivery" means the receipt and acceptance by Licensee (as
        --------
being in first class technical condition free from scratch or injury and, for episodes # 21 - 50, that such episodes have production quality equal to that of episodes # 1 - 20) of all of the physical items and documents set forth below. Licensor shall (at Licensee's cost) deliver to Licensee before the Delivery Date for the Program (including, if the Program is a series, for each episode thereof) and each version thereof, all materials necessary for Licensee's exploitation of the Program hereunder, including, without limitation, the following: one 35mm. or 16mm. (whichever is available) color composite print, fully timed and color corrected, never before used and of acceptable broadcast quality; one separate 35mm. or 16mm. (the same format as the print) magnetic effects-only track; one separate 35mm. or 16mm. (the same format as the print) magnetic music-only track; one 35mm. or 16mm. (the same format as the print) textless color print of the opening and closing credits; one English translation script; all existing costumes; and all available promotional material, including, without limitation, 35mm. color slides (with negatives) and cels (if the Program contains animation) of each recurring character and of a variety of scenes and character combinations, backgrounds, a style guide, a synopsis and printed sales/promotion sheets and brochures (with original artwork). In addition, Licensee shall have access to all Program materials (e.g., film, video tape and audio tape) in Licensor's possession or accessible to Licensor for the purpose of ordering duplicate and additional materials at Licensee's cost. Licensee may accept incomplete delivery of the Program (with the right to proportionately reduce the License Fee and have any amounts which were paid in excess of such reduced License Fee returned by Licensor), but this will not be a waiver of Licensee's right to require complete Delivery of the Program at a later time. In the event that Delivery of the Program shall not have been fully completed by the Delivery Date, Licensee shall have the right at any time thereafter, by notice in writing, to terminate this Agreement without prejudice to any claim which Licensee may have for breach of this Agreement by Licensor in failing to make such Delivery. Any sums theretofore paid by Licensee to Licensor shall be immediately reimbursed by Licensor with interest on such sums at the prime lending rate from time to time of Licensee's principal lending institution, calculated from the date of receipt of such sums by Licensor to the date of receipt of reimbursement by Licensee. Time is of the essence hereof.

     9. WARRANTIES.  Licensor hereby represents and warrants as follows: (a) It
        ----------
has the full right, power and authority to enter into and completely perform this Agreement and to grant all rights herein granted; (b) Neither the Program nor any part thereof, nor any materials contained therein or synchronized therewith, nor the exercise of any right herein granted, does or will violate or infringe upon the rights of any third party whatsoever; (c) There are no rights, licenses or commitments of any nature outstanding in favor of anyone that would or might impair, interfere with or infringe upon the rights herein granted, and it has obtained or will obtain all proper and effective licenses or grants of authority with respect to any elements provided by any party owning any rights therein for any and all uses provided for herein; (d) It has paid or discharged or will pay or discharge all obligations (except those expressly assumed by Licensee hereunder) incurred by reason of development, production, distribution or exploitation of the Program;
(e) The synchronization, performing and mechanical rights to the music contained in the Program are or by Delivery will be (i) owned or controlled by Licensor sufficiently to allow free exploitation of the Program herein, (ii) in the public domain or (iii) controlled by a performing rights society having jurisdiction; (f) It has not or will not sell, assign, transfer, license, convey or incumber in any way rights in the Program granted to Licensee; and (g) All materials Delivered to Licensee will be of the highest first-class technical quality suitable for exploitation of the Program in all media and territories for which rights have been granted to Licensee.

     10. INDEMNITY.  Each party hereby indemnifies and holds the other and its
         ---------
affiliate companies and its and their respective officers, directors, employees, agents, licensees, successors and assigns, harmless from and against any and all claims, costs, damages, expenses (including reasonable outside attorneys' fees), liabilities and causes of action of any kind arising out of any breach or any alleged breach of any of the indemnifying party's representations, warranties or agreements hereunder. Licensee shall have the right to set off against any monies payable to Licensor by Licensee the amount of any liability of Licensor to Licensee. In addition, pending the final determination of such liability, Licensee may withhold from any monies payable to Licensor such reasonable amounts as Licensee may deem necessary to cover Licensor's potential liability on account of any such claim or action.

     11. COPYRIGHT.  Licensee is authorized (but not obligated) to take such
         ---------
steps as it may deem advisable to register copyright and protect Licensee's rights in the Program in the Territory and for such purposes Licensee is irrevocably appointed the attorney-in-fact of Licensor, such appointment being coupled with an interest. Upon Licensee's request, Licensor shall duly execute, acknowledge and deliver to Licensee any and all further assignments or other instruments which Licensee may deem necessary, expedient or proper to carry out and effectuate the purposes and intent of this Agreement. [XXXXXXXXXXXXXXXXXXXXX XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXX]

     12. SUBDISTRIBUTION AND ASSIGNMENT.  Licensee may freely assign this
         ------------------------------
Agreement and may freely sublicense or assign any of Licensee's Licensed Rights in the Program, provided that no such assignment shall relieve Licensee of its obligations to Licensor hereunder. Licensor may not assign this Agreement or any of Licensor's rights or obligations under it.

     13. CONFIDENTIALITY.  All elements of this Agreement, including, but not
         ---------------
limited to, prior negotiations and the content of the Program ("Information"), shall be strictly confidential between the parties. No dissemination of this Information to private or public persons or entities including, among others, broadcast media, print media and the like shall take place without the prior written consent of Licensee. Any publicity, paid advertisements, press notices or other Information with respect to the Program in the Territory shall be under the sole control of Licensee.

     14. ADDITIONAL EPISODES AND PRODUCTIONS.  Licensor grants to Licensee the
         -----------------------------------
exclusive option to acquire under the same terms and conditions herein: (a) additional episodes of the Program; (b) each remake, sequel, prequel, spin-off, series spin-off and feature film based on the Program or its underlying literary material (including, without limitation, any character(s) therein); and (c) each live action series which Licensor either presently owns or controls, or produces or otherwise acquires within the period ("Option Period") commencing upon the date hereof and ending eighteen (18) months after the first U.S. broadcast of the Program (provided, however, that such eighteen (18) months shall commence no later than September, 1993), such options to be exercisable by Licensee during the Option Period.

     15. ADDITIONAL.  All other terms and conditions shall be in accordance with
         ----------
Licensee's Standard Terms applicable to agreements of this nature, which shall be deemed to be incorporated herein (subject only to such changes as are agreed upon in writing by the parties after good faith negotiation), including, without limitation, force majeure, default, remedies, invalidity, California law, Licensor's waiver of equitable relief and survival of representations, warranties and indemnities. This Agreement shall constitute the entire agreement of the parties regarding the subject matter herein contained, shall supersede all prior agreements regarding the subject matter herein contained, and shall not be modified or supplemented except in a writing signed by the party to be charged.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first written above.


Licensor                                      Licensee

TOEI COMPANY LIMITED                          SABAN INTERNATIONAL SERVICES, INC.


By:  /s/ Osamu Fukunaka                       By: /s/ Mel Woods
     ---------------------                        ---------------------
Its:  Executive Director Int'l                Its:  President
      Sales & Purchasing

                                              SABAN INTERNATIONAL N.V.


                                              By:  /s/ R.A. de Meza
                                                   ---------------------
                                              Its: Managing Director

                                                           DATE: August 21, 1992

                                   AMENDMENT
                                   ---------

    This amendment ("Amendment") is made as of the above date by and between Saban International Services, Inc. ("SISI") and Saban International N.V. ("SINV"), (SISI and SINV shall collectively be referred to herein as "Licensee"), on the one hand, and Toei Company, Ltd. ("Licensor"), on the other hand.

    Reference is made to the Distribution Agreement ("Agreement") dated August 21, 1992 between Licensee and Licensor with respect to "Galaxy Rangers".

    For good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereby agree to and do amend the Agreement as follows:

    1. The series "Metalder" a/k/a "Megaman" shall be included in the Agreement, subject to all of the same terms and conditions as to "Galaxy Rangers" therein, except as otherwise provided herein.

    2.  [XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX]

    3. The Term for "Megaman" shall be the same as the term would have been pursuant to the Distribution Agreement between Licensor and Saban Productions, Inc. dated June 1, 1986, amended October 22, 1987, had such agreement not been terminated by the parties pursuant to the Termination Agreement of even date herewith. Notwithstanding anything to the contrary in the foregoing, Licensee shall have the option to have the term for "Megaman" be identical to the Term for "Galaxy Rangers" by paying Licensor the [XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX] on or before the date six (6) months prior to the expiration (September 10, 1999) of the term for "Megaman", provided that in the event that Licensor does not receive such payment by such due date, Licensor shall notify Licensee in writing that it has not received such payment and Licensee shall have sixty (60) days from such notice in which to pay Licensor.

    Except as set forth above, the Agreement is ratified and confirmed in every respect.

    IN WITNESS WHEREOF, the parties hereto have signed this Amendment as of the date written above.


SABAN INTERNATIONAL SERVICES, INC.         SABAN INTERNATIONAL N.V.


By: /s/ Mel Woods                           By:  /s/ R.A. DeMeza
    -------------------                          -------------------
Its:  President                             Its:  Managing Director

TOEI COMPANY LIMITED


By: /s/ Osamu Fukunaka
    -------------------
Its:  Executive Director Int'l
      Sales & Purchasing

SABAN INTERNATIONAL SERVICES, INC.         SABAN INTERNATIONAL N.V.
4000 W. Alameda Avenue                     6 Abraham de Veerstraat
Burbank, CA 91505 USA                      Curacao, Netherland Antilles


                                           September 21, 1992


Toei Company, Ltd.
3-2-17, Ginza, Chuo-ku
Tokyo, 104, Japan

    Re: Distribution Agreement dated August 21, 1992 regarding "Galaxy Rangers" and Megaman Agreement dated June 1, 1986 and amended on October 22, 1987

Dear Sirs:

    Regarding the above-mentioned agreements, we would appreciate it if you would agree to the following:

    (a) You will facilitate and cooperate with us in the hiring of the players who perform the role of the Sorceress character and her disciples for shooting in your studios in Tokyo, in order to shoot various sequences within two 8-hour days (including a one-hour lunch break each day).

    (b) You will deliver to us all existing costumes used for your production of the Program.

    (c) You agree that we may utilize the footage, not more than three minutes per episode from the "Megaman" program, in which the Megaman character does not appear, to make our version for international exploitation.

    Please indicate your agreement and confirmation to the above on the space provided below.


AGREED AND CONFIRMED:                 Sincerely yours,

TOEI COMPANY, LTD.                    SABAN INTERNATIONAL SERVICES, INC.


By: /s/ Osamu Fukunaka                By:  /s/ Mel Woods
    ------------------                     ------------------
Its: Executive Director               Its:  President
     Int'l Sales & Purchasing

                                      SABAN INTERNATIONAL N.V.


                                      By: /s/ R.A. de Meza
                                          ------------------
                                      Its: Managing Director

                                 AMENDMENT #3

This Amendment ("Amendment #3") is made as of January 30, 1994, to the "Distribution Agreement" dated August 21, 1992, as previously amended on August 21, 1992, and on September 21, 1992, between Saban International Services, Inc. ("SISI") and Saban International N.V. ("SINV"), collectively "Saban", on the one hand, and Toei Company, Ltd. ("Toei"), on the other hand, with respect to the television series produced by Toei entitled Che Je Yu Ranger a/k/a Galaxy Rangers upon which Saban's television series Mighty Morphin Power Rangers a/k/a/ Power Rangers is based.

Saban and Toei agree to amend the Distribution Agreement such that Toei hereby [XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX] payment to be made promptly upon execution of the Amendment.

[XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXX]

In addition, [XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX]

The Distribution Agreement, as amended herein, is hereby retitled and confirmed.


AGREED AND ACCEPTED:

TOEI COMPANY LIMITED                        SABAN INTERNATIONAL SERVICES, INC.


By:  /s/ Osamu Fukunaka                     By:  /s/ William Josey
     ------------------                          -----------------
Its: Executive Director                     Its:  Senior Vice President
     Int'l Sales & Purchasing


                                            SABAN INTERNATIONAL N.V.


                                            By:  /s/ R.A. de Meza
                                                 ----------------
                                            Its: Managing Director

                                  AMENDMENT #4

This Amendment ("Amendment #4") is made as of April 5, 1994, to the "Distribution Agreement dated August 31, 1992, as previously amended on August 21, 1992, on September 21, 1992, and on January 30, 1994, between Saban International Services, Inc., and Saban International N.V. (collectively, "Saban"), on the one hand, and Toei Company, Ltd. ("Toei"), on the other hand, with respect to the television series produced by Toei entitled Galaxy Rangers and Metalder a/k/a Megaman.

Saban and Toei agree to amend the August 21, 1992, Amendment to the Distribution Agreement such that paragraph 3 of the Amendment is changed to read:

     "The Term for the series Metalder a/k/a Megaman ("Metalder") shall be the same as the term for the series Spielvan pursuant to paragraph 3 of that certain letter dated February 28, 1994, as of February 8, 1994, between Saban and Toei. In consideration thereof, Saban shall pay Toei [XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX]

The Distribution Agreement, as amended herein, is hereby ratified and confirmed.


AGREED AND ACCEPTED:

TOEI COMPANY, LTD.                      SABAN INTERNATIONAL SERVICES, INC.


By:  /s/ Osamu Fukunaka                 By:  /s/ William Josey
     ------------------                      -----------------
Its: Executive Director                 Its: Senior Vice President
     Int'l Sales & Purchasing

                                        SABAN INTERNATIONAL N.V.


                                        By:  /s/ R.A. de Meza
                                             ----------------
                                        Its: Managing Director

                        [Saban Entertainment Letterhead]

August 26, 1994


Mr. Masoyoshi Endo
Deputy Director
Toei Company, Ltd.
2-17, 3-Chome, Ginza
Chuo-Ku, Tokyo 104 Japan

Re: Kaku Rangers

Dear Mr. Endo:

Toei Company, Ltd. ("Toei") hereby licenses the television series Kaku Rangers to Saban International Services, Inc. ("SISI"), and Saban International N.V. ("SINV"), collectively "Saban", on the following terms:

1. Programs Granted to Saban: All episodes of Kaku Rangers produced now and in the future.

2.   Territory Granted to Saban:

     a. SISI's Territory: The United States and its territories, possessions, and commonwealths.

     b. SINV's Territory: The universe, except (i) SISI's Territory, and (ii) Brunei, Burma, Cambodia, China, Hong Kong, Indonesia, Japan, Laos, Macao, Malaysia, the Philippines, Singapore, Taiwan, Thailand, Vietnam, Sri Lanka, Pakistan, Nepal, Buthan and Korea.

3. Term Granted to Saban: [XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX]

4. Licensed Rights Granted to Saban: All present and future media and forms of exploitation, with full rights to edit and adapt the Programs in any way Saban determines in the same style as Saban edited and adapted Che Je Yu Ranger a/k/a Galaxy Rangers for Mighty Morphin Power Rangers.

5. Exclusivity Granted to Saban: All elements of the Programs, including characters therein, will be exclusive to Saban during the Term and in the Territory.

Mr. Masoyoshi Endo
Toei Company, Ltd.
Re:  Kaku Rangers
August 26, 1994
Page 2


6. Delivery: As a material condition to this agreement, Toei will deliver to Saban at the same time as delivery to Saban of each episode the complete costume for the monster appearing in such episode and the Japanese-language script for such episode. Toei also will deliver to Saban the same materials delivered to Saban for Che Je Yu Ranger. Toei will deliver all episodes currently completed promptly upon signing this agreement, and, thereafter, will deliver episodes in groups of five (5).

7. License Fee: Saban will pay Toei [XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXX]

8.   Exploitation Rights Granted to Toei:  In addition, [XXXXXXXXXXXXXXXXXXXXXX
    -----------------------------------
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX]

     a. a 1" NTSC color videotape copy (with separate voice and M&E tracks) of each such episode when completed; and,

     b.  an "as recorded" English-language script for each Series episode.

9.  Other Terms:  All terms and conditions set forth in the Distribution
    -----------
Agreement dated August 21, 1992, as amended, between SISI, SINV, and Toei, with respect to Che Je Yu Ranger a/k/a Galaxy Rangers that are not inconsistent with the terms and conditions set forth herein also will apply.

Mr. Masoyoshi Endo
Toei Company, Ltd.
Re:  Kaku Rangers
August 26, 1994
Page 3


Please return three signed copies of this agreement. Thereafter, we will return a fully-executed copy for your files.

Thank you.

Sincerely,

/s/ Bill Josey
--------------

Bill Josey
Senior Vice President
Business Affairs

AGREED TO AND ACCEPTED:


TOEI COMPANY LIMITED                        SABAN INTERNATIONAL SERVICES, INC.


By: /s/[Signed by an authorized             By:  /s/ William Josey
    ------------------------------             -------------------------------
    officer; signature illegible]           Its: _____________________________
    ------------------------------
Its:  ____________________________


                                            SABAN INTERNATIONAL N.V.


                                            By:  /s/ R.A. de Meza
                                               -------------------------------
                                            Its: Managing Director

                         [LOGO OF SABAN ENTERTAINMENT]

August 26, 1994


Mr. Masoyoshi Endo
Deputy Director
Toei Company, Ltd.
2-17, 3-Chome, Ginza
Chuo-Ku, Tokyo 104 Japan

Dear Mr. Endo:

Saban International N.V. and Saban International Services, Inc. (collectively, "Saban"), and Toei Company, Ltd. ("Toei"), have entered into a Distribution Agreement dated August 21, 1992, and thereafter have entered into additional distribution agreements pursuant to which Toei has granted Saban exclusive rights in Che Je Yu Ranger a/k/a Galaxy Rangers, Metalder, Dai Ranger, Spielvan, and Kaku Rangers. Pursuant to these agreements, Saban includes action footage from Toei's programs in new programs produced by Saban. For example, action footage from Galaxy Rangers and Dai Ranger is included Mighty Morphin Power Rangers.

Saban has granted Toei the right to exploit, in Toei's reserved territories, the new episodes Saban creates using Toei's material. Saban's term of rights in Toei's material is ten years with an option to renew for an additional fifteen years; Toei's rights in the episodes Saban creates using Toei's materials, such as Mighty Morphin Power Rangers, is for the same term as Saban has from Toei.

Toei and Saban now agree that Saban's term of rights under the distribution agreements mentioned above and under future distribution agreements for Toei live-action series will be in perpetuity and that Toei's term of rights, in Toei's reserved territories, in the programs Saban produces using Toei's material also will be in perpetuity.

Thank you.

Sincerely,


/s/ Bill Josey

Bill Josey
Senior Vice President
Business Affairs

Mr. Masoyoshi Endo
Toei Company, Ltd.
August 26, 1994
Page 2


ALL TERMS AND CONDITIONS SET FORTH ON THE PRECEDING PAGE ARE AGREED TO AND
ACCEPTED:

TOEI COMPANY, LTD.                      SABAN INTERNATIONAL SERVICES, INC.



By                                      By /s/ Bill Josey
  ----------------------                  --------------------------------
  Its                                     Its

[signed by an authorized signatory;     SABAN INTERNATIONAL N.V.
signature illegible]


                                        By /s/ R.A. de MEZA
                                          --------------------------------
                                          Its        Managing Director

                       [Saban Entertainment Letterhead]

October 7, 1994


Mr. Masoyoshi Endo
Deputy Director
Toei Company, Ltd.
2-17, 3-Chome, Ginza
Chuo-Ku, Tokyo 104 Japan

Dear Mr. Endo:

Saban International N.V. and Saban International Services, Inc. (collectively, "Saban"), and Toei Company, Ltd. ("Toei"), have entered into a Distribution Agreement dated August 21, 1992, granting Saban certain rights in Toei's live action children's television series entitled "Che Je Yu Ranger" a/k/a "Galaxy Rangers".

Paragraph 14 of the Distribution Agreement grants Saban the option to acquire additional live action series owned or controlled by Toei. Saban and Toei hereby agree that the Option Period set forth in paragraph 14 will be extended automatically by one year for each Toei series acquired by Saban, including Dai Ranger, Spielvan, and Kaku Rangers.

Thank you.

Sincerely,


/s/ Bill Josey

Bill Josey
Senior Vice President
Business Affairs


ALL TERMS AND CONDITIONS SET FORTH ON THE PRECEDING PAGE ARE AGREED TO AND
ACCEPTED:

TOEI COMPANY LIMITED                         SABAN INTERNATIONAL SERVICES, INC.


By: /s/ [Signed by an authorized officer;    By:  /s/ Haim Saban
    ------------------------------------         -------------------------------
    signature illegible]                     Its: ______________________________
    ------------------------------------
Its:  __________________________________

Mr. Masoyoshi Endo
Toei Company, Ltd.
October 7, 1994
Page 2


                                            SABAN INTERNATIONAL N.V.


                                            By:  /s/ R.A. de Meza
                                               --------------------------
                                            Its: Managing Director

                       [Saban Entertainment Letterhead]

February 27, 1995


Mr. Masayoshi Endo
Deputy Director
Toei Company, Ltd.
2-17, 3-Chrome,
Chuo-Ku, Tokyo 104 Japan

Dear Endo-San,

Reference is made to the Distribution Agreement, as amended, dated August 21, 1992 between Saban International N.V. and Saban International Services, Inc. and its successor in interest Saban Entertainment, Inc. (collectively "Saban") and Toei Company, Ltd. ("Toei"). Saban and Toei desire to amend paragraphs 5. and 6. of the Distribution Agreement whereby Saban will pay Toei upon execution of this amendment [XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX] For purposes of video cassettes and video games, "Licensee's gross merchandising income" shall include an amount equal to [XXXXXXXXXXXXXXXXXXXXXXXXX] Commencing October 1, 1997, Toei's merchandising participation pursuant to paragraph 6. of the Distribution Agreement will resume based on Licensee's gross merchandising income earned after September 30, 1997.



/s/ Mel Woods
-------------------------
Saban Entertainment, Inc.



                                  /s/ [Signed by an authorized officer;
                                  -------------------------------------
                                  signature illegible]
                                  -----------------------
                                  Toei Company, Ltd.


/s/ R.A. de Meza
------------------------
Saban International N.V.